UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 5, 2012

U.S. Silica Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-35416	26-3718801
(Commission File Number)	(IRS Employer Identification No.)

8490 Progress Drive, Suite 300, Frederick, MD	21701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 345-6170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed as an amendment (this “Amendment”) to the Current Report on Form 8-K filed by U.S. Silica Holdings, Inc. (the “Company”) on April 6, 2012 (the “Original Report”). The Original Report was filed to report the departure of R. Dale Lynch, Vice President of Finance, from the Company. The sole purpose of this Amendment is to disclose the compensation terms of Mr. Lynch’s departure. Except for the foregoing, this Amendment does not amend, modify or update the disclosures contained in the Original Report.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 5, 2012, R. Dale Lynch, Vice President of Finance of U.S. Silica Holdings, Inc. (the “Company”), announced his intention to leave the Company effective immediately.

In connection with Mr. Lynch’s departure from the Company, Mr. Lynch and the Company (through its wholly-owned subsidiary, U.S. Silica Company, a Delaware corporation) entered into a Separation and General Release Agreement (the “Agreement”), dated April 16, 2012, pursuant to which Mr. Lynch is entitled to receive severance benefits equal to (i) a lump sum payment of $57,692.30 (minus applicable tax and other withholdings) and (ii) a bonus payment of $100,000 (minus applicable tax and other withholdings) payable on the payroll date next following September 1, 2012. In consideration for these payments, Mr. Lynch (i) reaffirmed his confidentiality, non-disparagement, non-competition and non-solicitation obligations to the Company and (ii) agreed to release the Company, its subsidiaries and its affiliates from all claims arising out of or related to his relationship with the Company. The Agreement also contains other customary provisions. The description of the Agreement in this Amendment is qualified in its entirety by reference to the complete text of the Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated in its entirety into this Item.

All of Mr. Lynch’s outstanding stock options are unvested (and will not vest within the next 90 days) and, therefore, will terminate and expire automatically.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Separation and General Release Agreement, dated April 16, 2012, by and between U.S. Silica Company and R. Dale Lynch

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. SILICA HOLDINGS, INC.

Date: April 20, 2012	By:	/s/ William A. White
William A. White
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Separation and General Release Agreement, dated April 16, 2012, by and between U.S. Silica Company and R. Dale Lynch